UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2023 (March 16, 2023)

Date of Report (Date of earliest event reported)

Aimfinity Investment Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41361	98-1641561
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 W 9th St, PMB 235 Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 365-2933

1 Rockefeller Plaza, 11th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
New Units, consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Class 2 redeemable warrant	AIMBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On March 17, 2023, directors and officers of Aimfinity Investment Corp. I, a Cayman Islands exempted company (the “Company”), resigned from their respective positions. There was no known disagreement with any of the Company’s outgoing directors on any matter relating to the Company’s operations, policies or practices. Concurrently with the resignations, the Company, by ordinary resolution of the holders of the Class B ordinary shares of the Company, or the “founder shares”, appointed I-Fa Chang as sole director of the board of directors (the “Board”). On the same day, I-Fa Chang, exercising his authority as the sole director of the Board, appointed four new members to the Board to fill such vacancies, consisting of Kevin Vassily as a Class I director, Hanzhong (Han) Li and Teng-Wei Chen as Class II directors, and Xuedong (Tony) Tian as a Class III director, effective immediately. The Board then appointed Mr. Chang as the Chairman and Chief Executive Officer of the Company, and Mr. Tian as the Chief Financial Officer of the Company, effectively immediately. The Board further designated Mr. Chang as a Class III director.

Background of New Directors and Officers

The following sets forth certain information concerning each new director and officer’s past employment history, for officers, directorships held in public companies, if any, and for directors, their qualifications for service on the Company’s board.

Mr. I-Fa Chang is the Chairman and Chief Executive Officer of the Company. Mr. Chang has more two decades of investment management and advisory experience. Since April 2022, Mr. Chang has served as Chairman and CEO of Inkstone Feibo Acquisition Corporation, a Delaware incorporated special purpose acquisition corporation (“Inkstone SPAC”) seeking Nasdaq listing. In 2012, Mr. Chang founded Inkstone Capital Co., Ltd., a technology-focused investment advisory firm (“Inkstone Capital”) serving clients in Mainland China, Hong Kong and Taiwan, and has served as its chief executive officer ever since. He has also served as an independent director of Sichuan Tianfu Bank, a regional bank based in Southeast China since 2015. Between October 2017 and June 2018, Mr. Chang served as a director and finance control officer for Finconn Inc., a subsidiary of the Taiwanese electronic manufacturing conglomerate, Foxconn. Before founding Inkstone Capital, Mr. Chang had extensive experience in financial and investment management across different sectors. Between June 2006 to December 2008, Mr. Chang served as a financial consultant for Chengdu Jiannanchun Shengbo Technology Co., Ltd., an IT solution company. He also served as a managing director for ARC China Investment Corporation, an investment management company from April 2007 to July 2011, and as a managing director for Xiamen Dazhou-ARC Investment Management Co., Ltd., a joint venture between ARC China and Dazhou Holding Group, a multi-industry conglomerate based in Xiamen, Fujian Province, PRC, from August 2011 to October 2012. Mr. Chang received his MBA in Finance from National Pingtung Science and Technology University in Taiwan, and his B.A. in Management Information System from California State University, San Bernardino.

We believe that Mr. Chang qualifies as our Chairman because of his investment and financial management experience.

Mr. Xuedong (Tony) Tian is our Chief Financial Officer and a member of our Board. Mr. Tian has served as a managing director and head of capital markets at US Tiger Securities, Inc. since October 2020. He has also served as the CEO of Feutune Light Acquisition Corporation (Nasdaq: FLFV), a SPAC listed on Nasdaq, since March 2022, and a director since June 2022. He has also served as CFO and director of Inkstone SPAC. From May 2012 to October 2020, Mr. Tian was the founder and president of Weitian Group LLC, a corporate advisory and investor relations firm. Prior to that, Mr. Tian served as a sell-side equity analyst at various investment banks, including managing director covering China at Merriman Capital, Inc. from June 2013 to January 2016; executive director and lead analyst covering China Industrials and IT outsourcing at Oppenheimer & Co. Inc. from May 2011 to May 2012; vice president and lead China analyst at Ladenburg Thalmann & Co. Inc. from May 2010 to April 2011; senior associate covering Networking, Hardware & IT Supply Chain at Ticonderoga Securities LLC from October 2009 to May 2010; and associate covering Semiconductor & Semiconductor Capital Equipment at Pacific Crest Securities LLC (now part of KeyBanc) from April 2008 to September 2009. Mr. Tian holds an MBA degree from New York University, a M.A. degree in Economics from the University of Connecticut and M.S. and B.S. degrees in Land Resources and Management from China Agricultural University. Mr. Tian is a CFA charter holder and currently holds Series 7, 24, 63, and 79 licenses.

We believe that Mr. Tian qualifies as our director because of his experience in capital market.

Dr. Hanzhong (Han) Li is a member of our Board. Dr. Li has more than two decades of investment, operational and management experience in biotechnology industry. Since February 2019, Dr. Li has served as the senior vice president for Corporate Development at Eureka Therapeutics, a clinical stage biotechnology company developing antibody-TCR T-Cell therapies for oncology treatment based in California. In this role, Dr. Li is responsible for a variety of initiatives on finance, corporate and business development for the company. Before joining Eureka, Dr. Li spent two years as the chief financial officer at Ascentage Pharma Group. Between 2010 and 2017, Dr. Li served as deputy director in the strategy and portfolio management group at Bayer Pharmaceuticals (FWB: BAYN), a German pharmaceutical company. Earlier in his career, Dr. Li served as an equity research analyst at Morgan Stanley, Suntrust Robinson Humphrey and Stanford Financial Group in New York, covering biotech and biopharmaceutical companies for the period between 2002 and 2009. He also worked as a research scientist at Genentech, Inc., where he served as lead inventor of three patents on novel cytokines. Dr. Li received his Ph.D. in Pharmacology from the Boston University School of Medicine and MBA from the Anderson School of Business at UCLA. Dr. Li is a director nominee of Inkstone SPAC.

We believe that Dr. Li qualifies as our director because of his operational and management experience in the biotech industry.

Dr. Teng-Wei Chen is a member of our Board. Dr. Chen is an active start-up and early-stage investor in Southern Taiwan. Dr. Chen has served as managing director at You-Ci Management Consulting Co., Ltd., an investment company based in Pingtung, Taiwan, since 2015. Since 2018, Dr. Chen has been a director of New-shine Biomedical Co., Ltd., a Taiwanese biotechnology company of which he was also an investor. In 2019, he founded iDentist Business Space Co., Ltd., a provider of coworking and shared conferencing space provider in Pingtung, Taiwan. In 2021, Dr. Chen founded You-Cheng Internet Information Co., Ltd., an IT solution company based in Pingtung, and has served as its Chairman and CEO since then. As a dentist by training, Dr. Chen has been the chief dentist and manager of Sunshine Dental Clinic, in Pingtung, Taiwan since September 2015. From August 2012 to March 2014, Dr. Chen was a visiting dental specialist at Tainan Hospital, Ministry of Health and Welfare, Taiwan. Dr. Chen finished his residency at National Cheng Kung University Hospital, Taiwan, in July 2012, where he was a resident dentist for six years. Dr. Chen received his D.D.S. in Dentistry from China Medical University, Taiwan, in 2006. Dr. Li is a director nominee of Inkstone SPAC.

We believe that Dr. Chen qualifies as our director because of his background in founding, managing and investing in start-up companies.

Mr. Kevin Vassily is a member of our Board. Mr Vassily is a member of the board of directors of Denali Capital Acquisition Corp. (Nasdaq: DECA) since April 2022, and Feutune Light Acquisition Corp. (Nasaq: FLFV) since June 2022, two SPACs listed on Nasdaq. In January 2021, he was appointed Chief Financial Officer, and in March 2021, became a member of the board of directors of iPower Inc. (Nasdaq: IPW), an online hydroponic equipment retailer and supplier. Prior to joining iPower, from 2019 to January 2021, Mr. Vassily served as Vice President of Market Development for Facteus, Inc., a financial analytics company focused on the Asset Management industry. From March

2019 through Janurary 2020, he served as an advisor at Woodseer Global, a financial technology firm providing global dividend forecasts. From October 2018 through its acquisition in March 2020, Mr. Vassily served as an advisor at Go Capture (which was acquired by Deloitte China in 2020), where he was responsible for providing strategic, business development, and product development advisory services for the company’s emerging “Data as a Service” platform. Since February 2020, Mr. Vassily has served as a director of Zhongchao Inc. (Nasdaq: ZCMD), a provider of healthcare information, education and training services to healthcare professionals and the public in China. Since July 2018, Mr. Vassily has also served as an advisor at Prometheus Fund, a Shanghai-based merchant bank/private equity firm focused on the “green” economy. From April 2015 through May 2018, Mr. Vassily served as an associate director of research at Keybanc Capital Markets Inc. From June 2010 to April 2015, he served as the director of research at Pacific Epoch, LLC (a wholly-owned subsidiary of Pacific Crest Securities LLC). From May 2007 to May 2010, he served as the Asia Technology business development representative and as a senior analyst at Pacific Crest Securities. From July 2003 to September 2006, he served as senior research analyst in the semiconductor technology group at Susquehanna International Group, LLP. From September 2001 to June 2003, Mr. Vassily served as the vice president and senior research analyst for semiconductor capital equipment at Thomas Weisel Partners Group, Inc. Mr. Vassily began his career on Wall Street in August 1998, as a research associate covering the semiconductor industry at Lehman Brothers. He holds a B.A. in liberal arts from Denison University and an M.B.A. from the Tuck School of Business at Dartmouth College. Mr. Vassily is a director nominee of Tungray Technologies Inc., a Singapore-based manufacturing solution company seeking Nasdaq listing, and a director of Fortune Joy International Acquisition Corporation and of Inkstone SPAC.

We believe that Mr. Vassily qualifies as our director because of his experience as a public company director and investor in technology companies.

Additional Information

Each of the new director and officers does not hold any other positions with us and is not related to any of our directors or officers. Further, Mr. Chang is not a related person, promoter, or control person as defined in Regulation 404(a), except that he is the manager and a member of the Sponsor.

The Company’s directors are appointed for the remainder of the full term of the class of director in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. The Company’s officers are appointed to hold office until their successors are duly elected and qualified by the board or until their earlier death, resignation, retirement, disqualification, or removal from office.

None of our officers or directors will receive any cash compensation for services rendered to us and the Company has entered into an Indemnity Agreement with each of the new directors and officers on March 17, 2023, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Each of the directors and officers may have fiduciary duties to Inkstone SPAC, if the Inkstone SPAC becomes listed on Nasdaq, which may complete with us for business combination opportunities. In addition, Mr. Tian also have fiduciary duties to Feutune Light Acquisition Corporation, which may complete with us for business combination opportunities. Lastly, Mr. Vassily also have fiduciary duties to Feutune Light Acquisition Corporation, Denali Capital Acquisition Corporation, and may have fiduciary duties to Fortune Joy International Acquisition Corporation, if Fortune Joy International Acquisition Corporation becomes listed on Nasdaq. Feutune Light Acquisition Corporation, Denali Capital Acquisition Corporation, if it cannot complete its current business combination and seeks other opportunities, and Fortune Joy International Acquisition Corporation, if listed, may also complete with us for business combination opportunities. Our Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Item 8.01.	Other Events

On March 16, 2023, the sponsor initiated a distribution of 300,000 founder shares and 492,000 private placement units of the Company held by the sponsor to its existing members and entered into a repurchase agreement with Xin Wang, Joshua Gordon, James J. Long and Nicholas Torres III, then directors and officers of the Company, to transfer 10,000 founder shares each to the sponsor, as a result of which, the sponsor will directly hold 1,672,500 founder shares. Mr. Chang, as the Manager of the sponsor is deemed the beneficial owner of 1,672,500 founder shares.

All founder shares and private placement units remain subject to the terms of the Letter Agreement dated April 25, 2022 and applicable lock-up restrictions (as described in the Company’s registration statement on Form S-1 (File No.: 263874), under the Securities Act of 1933, as amended, relating to the initial public offering of the Company).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Indemnity Agreement between the Company and each of the new directors and officers of the Company, dated March 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: March 20, 2023	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer